Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

REQUIRED BY RULE 13a-14(a) OR RULE 15d-14(a), AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence R. Hoffman, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Covalent Group, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 12, 2005	/s/ Lawrence R. Hoffman
Lawrence R. Hoffman Executive Vice President and Chief Financial Officer